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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934



                                CDNOW/N2K, INC.
             ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Pennsylvania                                    23-2979814
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(State of incorporation or organization)                  (I.R.S. Employer
                                                         Identification No.)



          1005 Virginia Drive
          Fort Washington, PA                                  19034
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 (Address of principal executive offices)                    (Zip Code)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), please check the following box. [_]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:____________
       (If applicable)



       Securities to be registered pursuant to Section 12(b) of the Act:


        Title of Each Class             Name of Each Exchange on Which
        to be so Registered             Each Class is to be Registered
        ---------------------           ------------------------------


       Securities to be registered pursuant to Section 12(g) of the Act
                          Common Stock, no par value
                   ----------------------------------------
                               (Title of class)
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Item 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

     The section "Description of CDnow/N2K Capital Stock--Common Stock," included in a prospectus dated February 16, 1999 filed pursuant to Rule 424 of the Securities Act of 1933, as amended, (which is part of a Registration Statement on Form S-4 (File No. 333-72463)) is hereby incorporated by reference into this registration statement.

Item 2.   Exhibits.
          --------

     3.1 Amended and Restated Articles of Incorporation of the Registrant (Incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-4 (File No. 333-72463) of the Registrant).

     3.2 Amended and Restated Bylaws of the Registrant (Incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-4 (File No. 333-72463) of the Registrant).
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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


 Date: March 11, 1999              CDNOW/N2K, INC



                                   By:   /s/ Jason Olim
                                      -----------------------------------
                                   Name:  Jason Olim
                                   Title:  President and Chief Executive
                                           Officer